SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                        Date of Report
                        (Date of earliest
                        event reported):        February 1, 2002


                            Regal-Beloit Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                    1-7283                       39-0875718
---------------                --------                     ----------
(State or other            (Commission File                (IRS Employer
jurisdiction of                 Number)                  Identification No.)
incorporation)



                 200 State Street, Beloit, Wisconsin 53511-6254
             ------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 364-8800
                              ---------------------
                         (Registrant's telephone number)

Item 5. Other Events.

       Attached to this Form 8-K as exhibits 99.1, 99.2 and 99.3, respectively, are Management's Discussion and Analysis of Financial Statements, Selected Financial Information and audited Consolidated Financial Statements of Regal-Beloit Corporation (the "Company") relating to the year ended December 31, 2001.

       Also attached to this Form 8-K as exhibit 99.4 is the form of Second Amendment and Waiver, dated as of January 31, 2001, among Regal-Beloit Corporation, the financial institutions listed on the signature pages thereof, Bank of America, N.A., as Documentation and Syndication Agent, and M&I Marshall & Ilsley Bank, as Administrative Agent.

       Certain matters disclosed in this Current Report (including the exhibits hereto) are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, assumptions and other factors, some of which are beyond the Company's control, that could cause actual results to differ materially from those anticipated as of February 1, 2002. Factors that could cause such a variance include, but are not limited to, cyclical downturns affecting the markets for capital goods, substantial increases in interest rates that impact the cost of the Company's outstanding debt, the success of the Company's management in increasing sales and maintaining or improving the operating margins of its business, the availability of or material increases in the costs of select raw materials or parts, the Company's ability to complete its previously announced proposed public offering of common stock, and actions taken by competitors. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report (including the exhibits hereto) are made only as of February 1, 2002, and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances.

Item 7. Financial Statements and Exhibits.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits. The following exhibits are being filed herewith:

              (23)   Consent of Arthur Andersen LLP.

              (99.1) Management's Discussion and Analysis of Financial
                     Statements of Regal-Beloit Corporation.

              (99.2) Selected Financial Information of Regal-Beloit Corporation.

              (99.3) Consolidated Financial Statements of Regal-Beloit
                     Corporation.


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

              (99.4) Second Amendment and Waiver, dated as of January 31, 2002, among the Company, the financial institutions listed on the signature pages thereof, Bank of America, N.A., as Documentation and Syndication Agent, and M&I Marshall & Ilsley Bank, as Administrative Agent.



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
                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REGAL-BELOIT CORPORATION



Date:  February 1, 2002                      By: /s/ Kenneth F. Kaplan
                                                 -------------------------------
                                                 Kenneth F. Kaplan
                                                 Vice President, Chief Financial
                                                   Officer and Secretary



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
                            REGAL-BELOIT CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated February 1, 2002


Exhibit
Number

(23)     Consent of Arthur Andersen LLP.

(99.1) Management's Discussion and Analysis of Financial Statements of Regal-Beloit Corporation.

(99.2)   Selected Financial Information of Regal-Beloit Corporation.

(99.3)   Consolidated Financial Statements of Regal-Beloit Corporation.

(99.4) Second Amendment and Waiver, dated as of January 31, 2002, among the Company, the financial institutions listed on the signature pages thereof, Bank of America, N.A., as Documentation and Syndication Agent, and M&I Marshall & Ilsley Bank, as Administrative Agent.







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